                                                                     Exhibit 4.1

                         FORM OF COMON STOCK CERTIFICATE

                               CEPTOR CORPORATION

C_______________________

                                                              CUSIP 15671e 10 5
                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

                               CEPTOR CORPORATION
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES THAT

is the owner of

 FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, OF $0.0001 PAR VALUE
           ---------------- CEPTOR CORPORATION -----------------------

transferable on the books of the Corporation by the holder hereof in person or duly authorized attorney, upon surrender of this certificate properly endorsed.

     This certificate is not valid until countersigned and registered by the
Transfer Agent and Registrar.

     WITNESS the facsimile signatures of the duly authorized officers of the
Corporation.

Dated:
       -----------------

/s/ Donald W. Fallon                              /s/ William H. Pursley
   Secretary                                      Chief Executive Officer

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM - as tenants in common      UNIF GIFT MIN ACT-______ Custodian _______
  TEN ENT - as tenants by the entireties               (call)           (Minor)
  JT TEN  - as joint tenants with right          under Unifor Gifts to Minors
            of survivorship and not as           Act ________________________
            tenants in common                              (State)

     Additional abbreviations may also be used though not in the above list.

     For Value Received, _________________ hereby sell, assign and transfer unto

  PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE

     ------------------------------------

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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

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                                                                          Shares
-------------------------------------------------------------------------
of the  Common  Stock  represented  by the  within  certificate,  and do  hereby irrevocably constitute and appoint

                                                                        Attorney
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to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated
      ----------------------

                                        ----------------------------------------
                                        THE  SIGNATURE TO THIS  ASSIGNMENT  MUST
                                        CORRESPOND WITH THE NAME AS WRITTEN UPON
                              NOTICE:   THE  FACE OF THE  CERTIFICATE  IN  EVERY
                                        PARTICULAR    WITHOUT    ALTERATION   OR
                                        ENLARGEMENT OR ANY CHANGE WHATEVER

SIGNATURE(S) GUARANTEED:

By

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THE SIGNATURE(S) SHOULD BE GUARANTEED BY
AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKHOLDERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM, PURSUANT TO
S.E.C. RULE 17Ad-15.